UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2025
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Annual Grants of Equity Awards to Certain Executive Officers

On September 18, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Affirm Holdings, Inc. (the “Company”) approved grants of annual equity awards under the Company’s Amended and Restated 2012 Stock Plan (the “Plan”) consisting of both restricted stock units (“RSUs”) and performance stock units (“PSUs”) that vest into shares of the Company’s Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), to certain of its executive officers as set forth in the table below:

Executive Officer	PSUs	RSUs
Rob O'Hare	33,366	33,366
Chief Financial Officer

Katherine Adkins	19,463	19,463
Chief Legal Officer and Chief Compliance Officer

Michael Linford	44,488	44,488
Chief Operating Officer

Libor Michalek	44,488	44,488
President

PSUs

The grants of PSUs are subject to time-based, service-based, and Company financial performance-based conditions.

The shares of Class A Common Stock subject to the PSUs may be earned, if at all, based on Company financial performance during a three-year performance period (the “Performance Period”) that commenced on July 1, 2025. The Committee selected annual growth rates of revenue less transaction costs (weighted at 50%) and adjusted operating income (weighted at 50%) as the Company financial performance measures for the PSUs. Performance targets for each of the three Company fiscal years occurring during the Performance Period were approved by the Committee at the time of grant, with each annual performance target expressed in terms of growth over the level of actual performance achieved during the preceding fiscal year. Actual Company performance against the applicable targets will be measured at the end of each of the three fiscal years during the Performance Period and averaged at the end of the Performance Period such that no shares of Class A Common Stock may be earned until the end of the Performance Period. If the average performance over the Performance Period represents at least a threshold level of performance, the number of shares of Class A Common Stock earned will range from 50% (threshold performance) to 200% (maximum performance) of the number of PSUs granted, with target performance set at 100%.

Once earned based on the satisfaction of the applicable performance conditions, as determined and certified by the Committee, the earned PSUs will vest in full, if at all, at the end of the Performance Period subject to the executive officer’s continued service with the Company through the end of that period.

The PSU grants are subject to the terms and conditions of the Plan and a form of PSU grant agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2025.

RSUs

The RSU grants are subject to both time-based and service-based conditions. Each grant of RSUs will vest quarterly over a three-year period with the first vest occurring on December 1, 2025, in each case subject to the executive officer’s continued service on the applicable vesting date. The RSU grants are subject to the terms and conditions of the Plan and a form of RSU grant agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O'Hare
Name: Rob O'Hare
Title: Chief Financial Officer

Date: September 22, 2025
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